Exhibit 10(f)(3)

ALLTEL CORPORATION

Resolutions of the Board of Directors

April 23, 1998

Re:  Amendments to Executive Deferred Compensation Plan and

Deferred Compensation Plan for Directors

WHEREAS, the Board of Directors of ALLTEL Corporation (“ALLTEL”) deems it appropriate to amend the ALLTEL Corporation Executive Deferred Compensation Plan (October 1, 1993 Restatement), as amended (the “Executive Plan”), and the ALLTEL Corporation Deferred Compensation Plan for Directors (October 1, 1993 Restatement), as amended (the “Directors Plan”), in the manner specified in these resolutions to provide for cessation of future deferrals thereunder;

NOW, THEREFORE, BE IT RESOLVED, that, in accordance with Article IV of the Executive Plan, Section 1 of Article II of the Executive Plan be, and it hereby is, amended, effective as of April 23, 1998, by adding at the end thereof the following:

“Notwithstanding the foregoing or any other provision of the Plan, no deferrals of Compensation shall occur under the Plan for any Year beginning after December 31, 1998.”

RESOLVED FURTHER, that the officers of ALLTEL be, and each of them hereby is, authorized and directed, for and on behalf of ALLTEL, to communicate the foregoing amendments to the Participants under the Executive Plan, to perform ALLTEL’s obligations under the Executive Plan, as amended hereby, and to do any and all other things necessary or appropriate to carry out the purpose of these resolutions.

RESOLVED FURTHER, that, in accordance with Article IV of the Directors Plan, Section 1 of Article II of the Directors Plan be, and it hereby is, amended, effective as of April 23, 1998, by adding at the end thereof the following:

“Notwithstanding the foregoing or any other provision of the Plan, no deferrals of Fees shall occur under the Plan for any Year beginning after December 31, 1998.”

RESOLVED FURTHER, that the officers of ALLTEL be, and each of them hereby is, authorized and directed, for and on behalf of ALLTEL, to perform ALLTEL’s obligations under the Directors Plan, as amended hereby, and to do any and all other things necessary or appropriate to carry out the purpose of these resolutions.